SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report            September 13, 1996



               HOUSEHOLD CONSUMER LOAN TRUST 1996-1
         (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                     (Administrator of the Trust)
         (Exact name as specified in Administrator's charter)


      Delaware                   333-992                88-0367746
(State or other juris-    (Commission File Numbers)   (IRS Employer
diction of incorpora-                                 Identification
tion of Administrator)                                Number of
                                                      Registrant)


  2700 Sanders Road, Prospect Heights, Illinois          60070
(Address of principal executive offices of             (Zip Code)
     Administrator)


Administrator's telephone number, including area code 847/564-5000

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99 Statement to Series 1996-1 Participants with respect to the distribution on September 13, 1996 as provided for under
               Article V of the Pooling and Servicing Agreement dated as of March 1, 1996 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and
               Section 5 of the Series 1996-1 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on September 16, 1996 as provided for under
               Section 3.23 of the Indenture dated as of March 1, 1996 between Household Consumer Loan Trust 1996-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on September 16, 1996 as provided for under Section 5.04 of the Trust Agreement dated as of March 1, 1996 between Household Consumer Loan Corporation and The Chase Manhattan Bank (USA), as Owner Trustee.




























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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1996-1
                                      (Registrant)



                         By:   /s/ J. W. Blenke
                              J. W. Blenke
                              Authorized Representative



Dated: September 25, 1996
















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                               EXHIBIT INDEX

Exhibit

Number    Exhibit                                                     Page


                                                                      5
99 Statement to Series 1996-1 Participants with respect to the distribution on September 13, 1996 as provided for under
          Article V of the Pooling and Servicing Agreement dated as of March 1, 1996 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and
          Section 5 of the Series 1996-1 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on September 16, 1996 as provided for under
          Section 3.23 of the Indenture dated as of March 1, 1996 between Household Consumer Loan Trust 1996-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on September 16, 1996 as provided for under Section 5.04 of the Trust Agreement dated as of March 1, 1996 between Household Consumer Loan Corporation and The Chase Manhattan Bank (USA), as Owner Trustee.














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